Exhibit 12
                                                                     Page 1 of 6

                   Elizabethtown Water Company & Subsidiary
               Computation of Ratio of Earnings to Fixed Charges
                         and Preferred Dividends


                                                         Three Months Ended
                                                               June 30,
                                                          1995         1994

                                                        ________     ________
EARNINGS:

Income before preferred stock dividends                 $4,377,222   $3,484,046
Federal income taxes                                     2,310,565    1,828,914
Interest charges                                         2,747,282    2,637,873

                                                       ___________  ___________

 Earnings available to cover fixed charges              $9,435,069   $7,950,833

                                                       ___________  ___________

                                                       ___________  ___________

FIXED CHARGES AND
 PREFERRED DIVIDENDS:

Interest on long-term debt                               2,693,560    2,693,518
Preferred dividend requirement (1)                         310,542      309,927
Other interest                                             616,363          570
Amortization of debt discount - net                         80,889       80,889

                                                       ___________  ___________

Total fixed charges                                     $3,701,354   $3,084,904

                                                       ___________  ___________

                                                       ___________  ___________

Ratio of Earnings to Fixed Charges
 and Preferred Dividends                                      2.55         2.58

                                                       ___________  ___________

                                                       ___________  ___________

(1) Preferred Dividend Requirement:

Preferred dividends                                       $203,250     $203,250
Effective tax rate                                           34.55%       34.42%

                                                       ___________  ___________
Preferred dividend requirement                            $310,542     $309,927

                                                       ___________  ___________

                                                       ___________  ___________




Earnings to Fixed Charges and Preferred Dividends represents the sum of Income Before Preferred Stock Dividends, Federal income taxes and Interest Charges (which is reduced by Allowance for Debt Funds Used During Construction), divided by Fixed Charges. Fixed Charges and Preferred Dividends consist of interest on long and short-term debt (which is not reduced by Allowance for Debt Funds Used During Construction), dividends on Preferred Stock on a pre-tax basis and Amortization of debt discount.























                                                                     Exhibit 12
                                                                     Page 2 of 6

                   Elizabethtown Water Company & Subsidiary
               Computation of Ratio of Earnings to Fixed Charges
                           and Preferred Dividends


                                                           Six Months Ended
                                                               June 30,
                                                          1995         1994

                                                        ________     ________
EARNINGS:

Income before preferred stock dividends                 $8,029,855   $6,565,556
Federal income taxes                                     4,231,698    3,442,508
Interest charges                                         5,443,439    5,288,921

                                                       ___________  ___________

 Earnings available to cover fixed charges             $17,704,992  $15,296,985

                                                       ___________  ___________

                                                       ___________  ___________

FIXED CHARGES AND
 PREFERRED DIVIDENDS:

Interest on long-term debt                               5,387,121    5,386,891
Preferred dividend requirement (1)                         620,705      689,813
Other interest                                           1,040,105        4,074
Amortization of debt discount - net                        161,778      157,867

                                                       ___________  ___________

Total fixed charges                                     $7,209,709   $6,238,645

                                                       ___________  ___________

                                                       ___________  ___________

Ratio of Earnings to Fixed Charges
 and Preferred Dividends                                      2.46         2.45

                                                       ___________  ___________

                                                       ___________  ___________

(1) Preferred Dividend Requirement:

Preferred dividends                                       $406,500     $452,517
Effective tax rate                                           34.51%       34.40%







                                                       ___________  ___________
Preferred dividend requirement                            $620,705     $689,813

                                                       ___________  ___________

                                                       ___________  ___________




Earnings to Fixed Charges and Preferred Dividends represents the sum of Income Before Preferred Stock Dividends, Federal income taxes and Interest Charges (which is reduced by Allowance for Debt Funds Used During Construction), divided by Fixed Charges. Fixed Charges and Preferred Dividends consist of interest on long and short-term debt (which is not reduced by Allowance for Debt Funds Used During Construction), dividends on Preferred Stock on a pre-tax basis and Amortization of debt discount.













                                                                     Exhibit 12
                                                                     Page 3 of 6

                   Elizabethtown Water Company & Subsidiary
               Computation of Ratio of Earnings to Fixed Charges
                           and Preferred Dividends


                                                          Twelve Months Ended
                                                               June 30,
                                                          1995         1994

                                                        ________     ________
EARNINGS:

Income before preferred stock dividends                $15,687,441  $14,844,915
Federal income taxes                                     8,203,185    8,087,762
Interest charges                                        10,556,578   10,925,005

                                                       ___________  ___________

 Earnings available to cover fixed charges             $34,447,204  $33,857,682

                                                       ___________  ___________

                                                       ___________  ___________

FIXED CHARGES AND
 PREFERRED DIVIDENDS:

Interest on long-term debt                              10,774,238   11,105,780
Preferred dividend requirement (1)                       1,230,627    1,510,145
Other interest                                           1,211,538       18,402
Amortization of debt discount - net                        323,557      273,856

                                                       ___________  ___________

Total fixed charges                                    $13,539,960  $12,908,183







                                                       ___________  ___________

                                                       ___________  ___________

Ratio of Earnings to Fixed Charges
 and Preferred Dividends                                      2.54         2.62

                                                       ___________  ___________

                                                       ___________  ___________

(1) Preferred Dividend Requirement:

Preferred dividends                                       $808,030     $977,517
Effective tax rate                                           34.34%       35.27%

                                                       ___________  ___________
Preferred dividend requirement                          $1,230,627   $1,510,145

                                                       ___________  ___________

                                                       ___________  ___________




Earnings to Fixed Charges and Preferred Dividends represents the sum of Income Before Preferred Stock Dividends, Federal income taxes and Interest Charges (which is reduced by Allowance for Debt Funds Used During Construction), divided by Fixed Charges. Fixed Charges and Preferred Dividends consist of interest on long and short-term debt (which is not reduced by Allowance for Debt Funds Used During Construction), dividends on Preferred Stock on a pre-tax basis and Amortization of debt discount.





                                                                     Exhibit 12
                                                                     Page 4 of 6

                   Elizabethtown Water Company & Subsidiary
               Computation of Ratio of Earnings to Fixed Charges



                                                         Three Months Ended
                                                               June 30,
                                                          1995         1994

                                                        ________     ________
EARNINGS:

Income before preferred stock dividends                 $4,377,222   $3,484,046
Federal income taxes                                     2,310,565    1,828,914
Interest charges                                         2,747,282    2,637,873

                                                       ___________  ___________

 Earnings available to cover fixed charges              $9,435,069   $7,950,833

                                                       ___________  ___________

                                                       ___________  ___________

FIXED CHARGES:

Interest on long-term debt                               2,693,560    2,693,518
Other interest                                             616,363          570
Amortization of debt discount - net                         80,889       80,889

                                                       ___________  ___________

Total fixed charges                                     $3,390,812   $2,774,977

                                                       ___________  ___________

                                                       ___________  ___________


Ratio of Earnings to Fixed Charges                            2.78         2.87

                                                       ___________  ___________

                                                       ___________  ___________




Earnings to Fixed Charges represents the sum of Income Before Preferred Stock Dividends, Federal income taxes and Interest Charges (which is reduced by Allowance for Debt Funds Used During Construction), divided by Fixed Charges. Fixed Charges consist of interest on long and short-term debt (which is not reduced by Allowance for Debt Funds Used During Construction), and Amortization of debt discount.






















                                                                     Exhibit 12
                                                                     Page 5 of 6

                   Elizabethtown Water Company & Subsidiary
               Computation of Ratio of Earnings to Fixed Charges



                                                           Six Months Ended
                                                               June 30,
                                                          1995         1994

                                                        ________     ________
EARNINGS:

Income before preferred stock dividends                 $8,029,855   $6,565,556
Federal income taxes                                     4,231,698    3,442,508
Interest charges                                         5,443,439    5,288,921

                                                       ___________  ___________

 Earnings available to cover fixed charges             $17,704,992  $15,296,985

                                                       ___________  ___________

                                                       ___________  ___________

FIXED CHARGES AND

Interest on long-term debt                               5,387,121    5,386,891
Other interest                                           1,040,105        4,074
Amortization of debt discount - net                        161,778      157,867

                                                       ___________  ___________

Total fixed charges                                     $6,589,004   $5,548,832

                                                       ___________  ___________

                                                       ___________  ___________

Ratio of Earnings to Fixed Charges                            2.69         2.76

                                                       ___________  ___________

                                                       ___________  ___________




Earnings to Fixed Charges represents the sum of Income Before Preferred Stock Dividends, Federal income taxes and Interest Charges (which is reduced by Allowance for Debt Funds Used During Construction), divided by Fixed Charges. Fixed Charges consist of interest on long and short-term debt (which is not reduced by Allowance for Debt Funds Used During Construction), and Amortization of debt discount.





















                                                                     Exhibit 12
                                                                     Page 6 of 6

                   Elizabethtown Water Company & Subsidiary
               Computation of Ratio of Earnings to Fixed Charges



                                                          Twelve Months Ended
                                                               June 30,
                                                          1995         1994

                                                        ________     ________
EARNINGS:

Income before preferred stock dividends                $15,687,441  $14,844,915
Federal income taxes                                     8,203,185    8,087,762
Interest charges                                        10,556,578   10,925,005

                                                       ___________  ___________

 Earnings available to cover fixed charges             $34,447,204  $33,857,682

                                                       ___________  ___________

                                                       ___________  ___________

FIXED CHARGES:

Interest on long-term debt                              10,774,238   11,105,780
Other interest                                           1,211,538       18,402
Amortization of debt discount - net                        323,557      273,856

                                                       ___________  ___________

Total fixed charges                                    $12,309,333  $11,398,038

                                                       ___________  ___________

                                                       ___________  ___________

Ratio of Earnings to Fixed Charges                            2.80         2.97

                                                       ___________  ___________

                                                       ___________  ___________




Earnings to Fixed Charges represents the sum of Income Before Preferred Stock Dividends, Federal income taxes and Interest Charges (which is reduced by Allowance for Debt Funds Used During Construction), divided by Fixed Charges. Fixed Charges consist of interest on long and short-term debt (which is not reduced by Allowance for Debt Funds Used During Construction), and Amortization of debt discount.